EXHIBIT 10.(X)

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made and entered into as of the 27th day of April, 1999, by and among RANKIN AUTOMOTIVE GROUP, INC., a Louisiana corporation ("BORROWER"), with its principal place of business at 3711 South MacArthur, Alexandria Louisiana 71302, the financial institution(s) listed on the signature pages hereof or which may become parties hereto and their respective successors and assigns (each individually a "LENDER" and collectively "LENDERS") and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "HELLER"), with offices at 500 West Monroe Street, Chicago, Illinois 60661, for itself as a Lender and as Agent.

                                   RECITALS

      A. Borrower, Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of March 10, 1999 (the "LOAN AGREEMENT").

      B. Borrower, Agent and Lenders, desire to amend the Loan Agreement, as hereinafter set forth, subject to the terms and conditions set forth herein

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  AMENDMENTS

      2.01 AMENDMENT TO SECTION 7.1(A)(6). Effective as of the date hereof,
SECTION 7.1(A)(6) shall be deleted in its entirety.

      2.02 AMENDMENT TO SECTION 7.5(B). Effective as of the date hereof, SECTION 7.5(B) is deleted in its entirety and replaced with the following:

            "(B) Borrower may, provided, that no Default or Event of Default has occurred or is continuing and such payment or payments will not result in a Default or Event of Default, (i) pay accrued and unpaid interest on a monthly basis and (ii) make a payment of principal once each month for eighteen (18) months in equal installments in the ordinary course of business on the Allied Notes; PROVIDED, HOWEVER, that, within thirty days of the Funding Date related to the Allied Acquisition, all or a portion of the Allied Notes may be converted to the common stock of Borrower in the manner and at the conversion ratio set forth in the Allied Notes; and"

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      2.03 AMENDMENT TO SECTION 7.5(C). Effective as of the date hereof, SECTION
7.5(C) of the Loan Agreement is hereby deleted in its entirety.

      2.04 AMENDMENT TO SECTION 8.1. Effective as of the date hereof, SECTION
8.1 shall be amended by inserting the following:

            "(S) ALLIED NOTES. Notwithstanding anything herein to the contrary,
(a) a Default or Event of Default under the Allied Notes and/or (b) an amendment, modification, or supplement to the terms and conditions of the Allied Note."

      2.05 AMENDMENT TO SECTION 11.1. Effective as of the date hereof, SECTION
11.1 shall be amended by deleting definitions for the following defined terms:
"Second Allied Note" and "Allied Principal Payment".

                                  ARTICLE III
                             CONDITIONS PRECEDENT

      The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent and each Lender:

            (a) Agent and each Lender shall have received the following, in form and substance satisfactory to Agent and each Lender (unless waived or the satisfaction delayed by Agent in writing):

                  (i)   this Amendment, duly executed by Borrower;

                  (ii) company general certificates certified by the Secretary or Assistant Secretary of Borrower acknowledging (A) that Borrower's Board of Directors met prior to the Closing Date and at that time adopted, approved, consented to and ratified resolutions which authorize the execution and delivery by such Borrower of this Amendment, and (B) the names of the officers of Borrower authorized to sign this Amendment together with specimen signatures of such officers;

                  (iii) a copy of the resolutions of Borrower authorizing (A)
            the execution, delivery and performance of this Amendment, and (B) the consummation of the transactions contemplated by this Amendment, all certified by the Secretary or Assistant Secretary of such Borrower;

                  (iv) such additional documents, instruments and information as
            Agent or any Lender or their respective legal counsel may request.

            (b) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in the other Loan Documents, shall be true and correct as of the date hereof, as if made on the date hereof.

            (c) No Default or Event of Default shall have occurred and be continuing which Agent shall not have waived in writing.

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            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, each Lender, and their respective legal counsel.

                                  ARTICLE IV
                                   NO WAIVER

      Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or any Lender to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Loan Documents, this Amendment and any other contract or instrument between Borrower and Agent or any Lender.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

      5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Agent and each Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each of the Guarantors hereby ratifies and confirms its Guaranty, the Loan Agreement, as amended hereby, and each and every other Loan Document to which each is a party after giving effect to this Amendment.

      5.02 REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents, as amended hereby (including this Amendment), are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date except as set forth in
SCHEDULE 1 hereto; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing except as set forth in
SCHEDULE 1 hereto; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

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                                   ARTICLE VI
                           MISCELLANEOUS PROVISIONS

      6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

      6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents (including this Amendment), and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended (unless the context clearly requires otherwise) so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

      6.03 EXPENSES OF AGENT AND LENDERS. As provided in the Loan Agreement, Borrower agrees to pay on demand; and hereby authorizes and confirms Agent's right to make a Loan under the Loan Agreement to pay when due, all costs and expenses incurred by Agent or any Lender in connection with the preparation, negotiation and execution of this Amendment executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and any Lender's legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent's and each Lender's legal counsel.

      6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and Lenders.

      6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

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      6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED
PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

      6.10 FINAL AGREEMENT. THE LOAN AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. NEITHER THE LOAN AGREEMENT AS AMENDED HEREBY NOR THE OTHER LOAN DOCUMENTS, MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT AND EACH LENDER.

      6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW, OR REASONABLY EXPECT HEREAFTER TO, HAVE AGAINST AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

BORROWER:                                   LENDERS:

RANKIN AUTOMOTIVE GROUP, INC.               HELLER FINANCIAL, INC.

By:    /S/ RANDALL B. RANKIN               By:    /S/ JEFFREY D. MORSE
Name:      RANDALL B. RANKIN               Name:      JEFFREY D. MORSE
Title:     CEO, CHAIRMAN                   Title:     VICE PRESIDENT
FEIN:

                                            FINOVA CAPITAL CORPORATION

                                            By:    /S/ THOMAS L. GIBBONS
                                            Name:      THOMAS L. GIBBONS
                                            Title:     VICE PRESIDENT

                                            BANK ONE, TEXAS, N.A.

                                            By:    /S/ J. V. CARR, JR.
                                            Name:      J. V. CARR, JR.
                                            Title:     SR. VICE PRESIDENT

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